February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              /s/ Joseph J. Peirce
                              (Signature of Holder)

                              Joseph J. Peirce
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  200,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              BRASEL FAMILY PARTNERS, LTD.

                              By/s/ Timothy J. Brasel
                                  (Signature of Holder)

                              Timothy J. Brasel
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  400,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              /s/ Paul Dragul
                              (Signature of Holder)

                              Paul Dragul
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  200,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              NESAS LESARB, LTD.

                              By /s/ Susan A. Brasel
                                   (Signature of Holder)

                              Susan A. Brasel
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  100,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              /s/ James R. Sjoerdsma
                              (Signature of Holder)

                              James R. Sjoerdsma
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  200,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              BLEU RIDGE CONSULTANTS PROFIT
                               SHARING PLAN AND TRUST

                              By/s/ Timothy J. Brasel
                                   (Signature of Holder)

                              Timothy J. Brasel
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  100,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              CHARITABLE REMAINDER TRUST OF
                                SUSAN A. BRASEL

                              By/s/ Timothy J. Brasel
                                  (Signature of Holder)

                              Timothy J. Brasel, Trustee
                              ------------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  100,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              CHARITABLE REMAINDER TRUST OF
                                MARY BRASEL

                              By/s/ Timothy J. Brasel
                                  (Signature of Holder)

                              Timothy J. Brasel, Trustee
                              ------------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  50,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              CHARITABLE REMAINDER TRUST OF
                                TIMOTHY J. BRASEL

                              By/s/ Timothy J. Brasel
                                  (Signature of Holder)

                              Timothy J. Brasel, Trustee
                              -----------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  150,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              PAUL DRAGUL, IRA

                              By/s/ Paul Dragul
                                  (Signature of Holder)

                              Paul Dragul
                              ------------------------------------------
                              Please Print Name(s)
Number of Shares of
Common Stock Owned:  400,000

February 16, 1998

Studio Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

     The undersigned, a beneficial owner of the no par value common stock of Studio Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

     In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              PEIRCE ENTERPRISES

                              By/s/ Joseph J. Peirce
                                  (Signature of Holder)

                              Joseph J. Peirce
                              -----------------------------------------
                              Please Print Name(s)

Number of Shares of
Common Stock Owned:  100,000